Exhibit 32.2

Section 906 Certification of Chief Financial Officer

I, David M. Gernak, Chief Financial Officer of Patriot Motorcycle Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)	the Company’s Quarterly Report on Form 10-QSB for the quarterly period ended December 31, 2004 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 22, 2005

/s/ DAVID M. GERNAK
David M. Gernak
Chief Financial Officer